UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington,  D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 2, 2019

Northfield Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35791	80-0882592
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

581 Main Street,	Woodbridge,	New Jersey	07095
(Address of principal executive offices)			(Zip code)

Registrant’s telephone number, including area code:        (732) 499-7200

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common stock, par value $0.01 per share	NFBK	The NASDAQ Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.04    Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

Northfield Bank, the wholly owned subsidiary of Northfield Bancorp, Inc. (the “Company”) sent a notice to its employees including executive officers, on December 2, 2019 and to its directors and executive officers on December 5, 2019, informing them that a blackout period (the “Blackout Period”) in connection with the planned change in the recordkeeper of the Northfield Bank Employee Savings Plan (the “Plan”) will begin at 4:00 p.m. Eastern Time on January 20, 2020, and is expected to end during the week of February 16, 2020. Copies of the notices, as required by Section 306 of the Sarbanes-Oxley Act of 2002 and Rule 104 under Regulation BTR, are attached as Exhibits 99.1 and 99.2 to this report and are incorporated herein by reference.

During the Blackout Period, participants in the Plan will be unable to (i) transfer funds among investment options, (ii) request a loan, distribution, or withdrawal from the Plan, or (iii) change payroll deferral elections.

During the Blackout Period and for a period of two years after the ending date of the Blackout Period, security holders or other interested persons may obtain, without charge, information regarding the actual beginning and ending dates of the Blackout Period by contacting Aline Silva, Assistant Vice President, Human Resources Department, in writing, at Northfield Bank, 581 Main Street, Suite 810, Woodbridge, New Jersey, 07095 or by calling (732) 499-7200 ext. 2575.

Item 9.01.    Financial Statements and Exhibits.
         (d) Exhibits

Exhibit Number	Description
99.1	Notice to Directors and Executive Officers of Northfield Bancorp, Inc. Regarding Blackout Period and Regulation BTR Trading Restrictions, dated December 5, 2019.
99.2	Notice to Employees, including Executive Officers, of Northfield Bancorp, Inc. Regarding Blackout Period and regulation BTR Trading Restrictions, dated December 2, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHFIELD BANCORP, INC.
DATE: December 6, 2019	By:	/s/ William R. Jacobs
William R. Jacobs
Chief Financial Officer
(Principal Financial and Accounting Officer)